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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): October 5, 2004

                                 WORKSTREAM INC.
               (Exact Name of Registrant as Specified in Charter)

         CANADA                        001-15503                      N/A
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA                K2K-3G1
     (Address of Principal Executive Offices)                    (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)

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Item 8.01.    Other Events.

On October 5, 2004 the Company issued a press release announcing that Steve Singh has been nominated to Workstream's Board of Directors. Mr. Singh's nomination is pending shareholder approval that is to take place at the Annual and Special Meeting of Shareholders on Wednesday, October 27, 2004. The full text of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

      99.1  Press Release issued on October 5, 2004, by the Company.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WORKSTREAM INC.

Dated:  October 7, 2004                By: /s/ Michael Mullarkey
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                                           Name:  Michael Mullarkey
                                           Title:   Chief Executive Officer

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                                  Exhibit Index

Exhibit No.   Description

99.1          Press Release issued on October 5, 2004 by Workstream Inc.